Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Amendment No. 3 to

Exclusive License Agreement [***]

This amendment number three (“Amendment No. 3”) to the Exclusive License Agreement [***], such agreement effective as of June 29, 2018, as amended by Amendment No. 1 effective as of July 19, 2019 (“Amendment No. 1 Effective Date”) and Amendment No. 2 effective as of November 13, 2020 (collectively, the “Agreement”) by and between the University of Washington, a public institution of higher education and an agency of the state of Washington (“University”), and Icosavax, Inc., a corporation organized under the laws of the state of Delaware (“Company”) (collectively, the “Parties”), is entered into by and between the Parties, effective as of June 3, 2022 (“Amendment No. 3 Effective Date”).

WHEREAS, pursuant to the Agreement, the University granted to the Company an exclusive license under the Licensed Patents and a non-exclusive license under the Licensed Know How to make, have made on Company’s behalf, use, offer to sell, sell, offer to lease or lease, import, or otherwise offer to dispose of Licensed Products in the Territory in certain Indication Categories (as such terms are defined in the Agreement);

WHEREAS, some of the innovations licensed under the Agreement were funded in part by the Bill and Melinda Gates Foundation (“BMGF”) pursuant to those certain grant agreements between BMGF and University of Washington Foundation dated [***] entitled [***] and [***] entitled [***] (“BMGF Agreements”) and pursuant to which University made certain global access commitments to BMGF, and accordingly the University retains the right to require Company to grant Sublicenses in the Field of Use under the Licensed Patents on terms that are reasonable under the circumstances solely to allow the Licensed Products to be available and accessible at an affordable price in Developing Countries (as such terms are defined in the BMGF Agreements), or, if Company fails to offer to grant a license on reasonable terms, to grant the license itself to meet global access obligations agreed to by University under the BMGF Agreements in connection with funding of research that led to the Licensed Patents (the “BMGF Reservation of Rights”);

WHEREAS, after the Effective Date, the University amended the BMGF Agreements (“Additional BMGF Agreements”), pursuant to which amendments, among other things BMGF provided funding for Supplemental Projects (as such term is defined in the Additional BMGF Agreements), and, subject to certain limitations, the University agreed to grant to BMGF a non-exclusive license with respect to developments funded by the Supplemental Projects to enable BMGF to achieve its global access goals (the “BMGF Humanitarian License”);

WHEREAS, in the Additional BMGF Agreements, BMGF and the University agreed that the Indication Categories listed prior to the Amendment No. 1 Effective Date in the definition of the Field of

Use in the Agreement (i.e., respiratory syncytial virus, [***] are not subject to the BMGF Humanitarian License (for clarity some of the preceding indications may no longer be Indication Categories subject to the Agreement, having been substituted out for different ones);

WHEREAS, pursuant to the Agreement, the University granted Company the right, from time to time, to re-order the priority of, and/or substitute a new replacement virus, bacteria and/or pathogen for any of the Indication Categories listed in the definition of the Field of Use by written notice to University designating the new order of Indication Categor(ies) and/or potential substitution (i.e., deletion of current and replacement with new) virus, bacteria and/or pathogen, subject to then-current availability (i.e., not exclusively licensed to a Third Party) of the replacement virus, bacteria and/or pathogen (as applicable) and University’s willingness to license such rights;

WHEREAS, the Parties now wish to amend the Agreement, effective as of the Amendment No. 3 Effective Date, to add three additional Indication Categories in the Field of Use, to re-order the priority of the Indication Categories, to amend the Performance Milestones and Performance Milestone Dates to provide for such three additional Indication Categories, to update Financial Milestone payments, to update the table of percentages of Sublicense Consideration, and to add additional Licensed Patents;

WHEREAS, the Parties agree that the Indication Categories listed in the definition of the Field of Use will continue to be subject to the BMGF Reservation of Rights to the extent applicable, and the Indication Categories that are added to the definition of the Field of Use pursuant to this Amendment No. 3 will be subject to the BMGF Humanitarian License if the applicable conditions set forth in the Additional BMGF Agreements apply, including without limitation that University has utilized the Supplemental Projects funding to support its efforts with respect to any such new Indication Categories;

WHEREAS, as of the date hereof, University has not, to the best of UW CoMotion’s knowledge, utilized funding from BMGF, including without limitation Supplemental Projects funding, for research and/or development of vaccines for [***]; and

WHEREAS, some of the Licensed Patents to be added the Agreement pursuant to this Amendment No. 3 claim certain inventions made via a collaboration by the University and the laboratory of [***] at the University of Utah (“Utah”), and the University and Utah have executed an interinstitutional agreement, with an effective date of [***], that authorizes University to assume sole responsibility for both the patent prosecution and licensing of co-owned patent applications beginning with University reference number [***] and listed via this Amendment in Section A1.1 of Exhibit A. Thus, University has the right to license to others certain rights to use and practice such intellectual property.

WHEREFORE the Parties, intending to be legally bound, acknowledge and agree as follows:

1.
The rights and obligations of the Parties shall be governed by the terms and conditions of the

Agreement, as amended by this Amendment No. 3. Capitalized terms not specifically defined herein shall have the meanings set forth in the Agreement. Capitalized terms defined herein shall have the meanings set forth in this Amendment No. 3.

2.
Company will pay to University an amendment fee of [***] US dollars ($[***]) due within 30 days of the Amendment No. 3 Effective Date.

3.
“Field of Use” definition in Section 1 of the Agreement (Definitions) shall be amended and restated as:

“Field of Use” means prophylactic and/or therapeutic treatments in a defined “Indication Category”, specifically: for (i) respiratory syncytial virus (“RSV”) (the “First Indication Category”), (ii) [***] (the “Second Indication Category”), (iii) [***] (the “Third Indication Category”), (iv) [***] (the “Fourth Indication Category”), (v) [***] (the “Fifth Indication Category”), (vi) [***] (the “Sixth Indication Category”), (vii) [***] (the “Seventh Indication Category”), (viii) [***] (the “Eighth Indication Category”), and (ix) [***] (the “Ninth Indication Category”). These viruses, bacteria and pathogens listed within each Indication Category represent a preliminary indication of Company’s priorities and targeted indications within the broad category of commercially attractive vaccines. Accordingly, University grants Company the right, from time to time, to re-order the priority of, and/or substitute a new replacement virus, bacteria and/or pathogen for any of the Indication Categories above by written notice to University (“Updated Indication Designation”) designating the new order of Indication Categor(ies) and/or potential substitution (i.e., deletion of current and replacement with new) virus, bacteria and/or pathogen, subject to then-current availability (i.e., not exclusively licensed to a Third Party) of the replacement virus, bacteria and/or pathogen (as applicable) and University’s willingness to license such rights. The Parties agree that such Updated Indication Designation(s) shall be captured in a written amendment per Section 13.1 “Amendment and Waiver”.

4.
“Licensed Know-How” definition in Article 1 of the Agreement “Definitions” shall be amended and restated as:

“Licensed Know-How” means University knowledge or intangible work that: (a) was developed in the laboratory of Principal Investigator, (b) exists as of the Amendment No. 3 Effective Date, (c) is relevant to utilizing any of the Licensed Patents, (d) is unpublished, (e) is not subject to patent or copyright protection, and (f) is not covered by Third Party rights that would prevent delivery to Company.

5.
Section 2.4 of the Agreement “Improvements” shall be amended to include the below:

For a period of [***] after the Amendment No. 3 Effective Date, University will provide reasonable written notice to Company of any Improvements to Licensed Patents that begin with UW reference number [***]. For clarity, the definition of Improvements in the Agreement specifically excludes patentable inventions that would include a HHMI employee as an inventor under the applicable patent law. Company will have the option, exercisable within ninety (90) days of receipt of University’s notice of such Improvement, to add such Improvements to the Licensed Patents. If Company exercises its option to add Improvements to the Licensed Patents, the Licensed Patents thereafter will include the applicable New Patent Applications, and the Parties will revise Exhibit A “Start-Up License Schedule” to include such Improvements.

6.
The last sentence of Section 3.4 of the Agreement shall be amended and restated as:

The Indication Categories that remain in the Field of Use as of the Amendment No. 3 Effective Date and that are not subject to the BMGF Humanitarian License are the First Indication Category (RSV), the Fifth Indication Category ([***]) and the Sixth Indication Category ([***]).

7.
Section A1.1 of Exhibit A shall be amended to include additional Licensed Patents:

UW Reference #	Application Serial #	Filing Date	Type	Owner	Status
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***] [***]	[***] [***]	[***]	[***]	[***]
[***]	[***] [***]	[***] [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

8.
Section A2 of Exhibit A shall be amended to add the below new Performance Milestones and Performance Milestone Dates for the Seventh, Eighth and Ninth Indication Categories being added:

Performance Milestone and Performance Milestone Date for Seventh Indication Category in the Field of Use
A2.7.1 Performance Milestone 1	[***]
A2.7.2 Performance Milestone 2	[***]
A2.7.3 Performance Milestone 3	[***]
A2.7.4 Performance Milestone 4	[***]
A2.7.5 Performance Milestone 5	[***]
A2.7.6 Performance Milestone 6	[***]
A2.7.7 Performance Milestone 7	[***]

Performance Milestone and Performance Milestone Date for Eighth Indication Category in the Field of Use
A2.8.1 Performance Milestone 1	[***]
A2.8.2 Performance Milestone 2	[***]
A2.8.3 Performance Milestone 3	[***]
A2.8.4 Performance Milestone 4	[***]
A2.8.5 Performance Milestone 5	[***]
A2.8.6 Performance Milestone 6	[***]
A2.8.7 Performance Milestone 7	[***]

Performance Milestone and Performance Milestone Date for Ninth Indication Category in the Field of Use
A2.9.1 Performance Milestone 1	[***]
A2.9.2 Performance Milestone 2	[***]
A2.9.3 Performance Milestone 3	[***]
A2.9.4 Performance Milestone 4	[***]
A2.9.5 Performance Milestone 5	[***]
A2.9.6 Performance Milestone 6	[***]
A2.9.7 Performance Milestone 7	[***]

9.
Section A2 of Exhibit A shall be amended and restated by replacing the reference to “[***]” with “[***]” in Performance Milestone Five for each of the Second Indication Category, Third Indication Category, Fourth Indication Category and Sixth Indication Category.
10.
A new section, Section A.3.2.2 of Exhibit A of the Agreement “Only One Royalty”, shall be included as below:

A3.2.2 Only One Royalty. University and Company acknowledge that the Parties entered into the License and Exclusive Option Agreement (UW REF: [***]), such agreement effective as of July 2, 2020, as amended (as the same may be amended from time to time, the “SARS-CoV-2 License”), and also entered into the Non-Exclusive License Agreement (UW REF: [***]), such agreement effective as of September 16, 2021 (as the same may be amended from time to time, the “Flu

License”, and together with the SARS-CoV-2 License, the "Other License Agreements”), pursuant to which University granted to Company licenses under certain licensed know-how and certain licensed patents in certain fields of use, such that, among other things, Company may potentially develop, manufacture, use and commercialize combinatorial Licensed Products comprising two or more antigens pursuant to this Agreement and also pursuant to either of the Other License Agreements. Such combinatorial Licensed Products will bear only one royalty, reportable and payable under this Agreement. For clarity, if Company is required to pay royalties on Net Sales of any Licensed Product under this Agreement, Company will not be required to pay duplicate royalties under either of the Other License Agreements with respect to such Licensed Product. By way of example, and without limitation, if Net Sales include sales of a product that includes a product that is subject to either of the Other License Agreements and a Licensed Product that is subject to this Agreement, then the royalty rate with respect to such combination product will be [***] of Net Sales, subject to any modifications for Third Party royalties as set forth in Section A3.2.1 of this Agreement, A3.1.1 of the SARS-CoV-2 License and Section A.3.3.1 of the Flu License.

11.
Section A3.4 of Exhibit A shall be amended and restated as:

A3.4 Financial Milestone Payments. Company will pay to University the following non-cumulative, non-creditable, and non-refundable, one-time Performance Milestone achievement payments for each of First Indication Category, Second Indication Category, Third Indication Category, Fourth Indication Category, Fifth Indication Category, Sixth Indication Category, Seventh Indication Category, Eighth Indication Category, and Ninth Indication Category within thirty (30) days of achieving the corresponding Performance Milestone, whether achieved by Company or a Sublicensee:

Performance Milestone Achieved
[***]	Performance Milestone 4 in A2.1.4, A2.2.4, A2.3.4, A2.4.4, A2.5.4, A2.6.4, A2.7.4, A2.8.4, or A2.9.4
[***]	Performance Milestone 5 in A2.1.5, A2.2.5, A2.3.5, A2.4.5, A2.5.5, A2.6.5, A2.7.5, A2.8.5, or A2.9.5
[***]	Performance Milestone 6 in A2.1.6, A2.2.6, A2.3.6, A2.4.6, A2.5.6, A2.6.6, A2.7.6, A2.8.6, or A2.9.6
[***]

Cumulative Net Sales of $[***] for First Indication Category, Second Indication Category, Third Indication Category, Fourth Indication Category, Fifth Indication Category, Sixth Indication Category, Seventh Indication Category, Eighth Indication Category, or Ninth Indication Category

For the avoidance of doubt, total Financial Milestones for each Indication Category shall not exceed US one million three hundred fifty thousand US dollars ($1,350,000) and total Financial Milestones under this Agreement shall not exceed twelve million one hundred fifty thousand US dollars ($12,150,000). Each Financial Milestone shall be payable only once for the applicable Indication Category even if such milestone is achieved by more than one Licensed Product.

12.
Section A3.6 of Exhibit A shall be amended and restated as:

A3.6 Sublicense Consideration. Within sixty (60) days of the end of each calendar quarter during the term of this Agreement, Company will pay to University [***] of any Sublicense Consideration received by Company during such calendar quarter unless reduced by achievement of Performance Milestones by Company or its Sublicensees prior to execution of the particular Sublicense in accordance with the schedule below. Determination of the relevant Performance Milestone having been achieved for the purposes of determining the Sublicense Consideration percentage shall be based on the [***] (without regard to whether [***]). A further reduction of the percentage of Sublicense Consideration payable to University under this Agreement will be negotiated in good faith between the Parties where, in addition to the Sublicense of any rights granted to Company hereunder, Company or its Sublicensee also grants a Sublicensee a license or sublicense under a Third Party’s intellectual property rights that are or would be infringed by Licensed Product(s) (treating pending patent applications as if they were issued patents), but only to the extent that the total aggregate consideration for such combined license is treated as Sublicense Consideration.

	Performance Milestone of the most Advanced Licensed Product that Has Been Achieved at the Date of Execution of the Sublicense	Sublicense Consideration Percentage
A3.6.1 Milestone 1	Performance Milestone 1 in any Indication Category	[***]
A3.6.2 Milestone 2	Performance Milestone 2 in any Indication Category	[***]
A 3.6.3 Milestone 3	Performance Milestone 3 in any Indication Category	[***]
A3.6.4 Milestone 4	Performance Milestone 4 in any Indication Category	[***]
A3.6.5 Milestone 5	Performance Milestone 5 in any Indication Category	[***]
A3.6.6 Milestone 6	Performance Milestone 6 in any Indication Category	[***]
A3.6.7 Milestone 7	Performance Milestone 7 in in any Indication Category	[***]

13.
A new section, Section 4.4 of Article 4 of the Agreement, shall be included as follows:

4.4 Joint Ownership of [***] PCT Application. The Parties desire Company to conduct certain experiments related to the inventions claimed in University reference [***] provisional patent application number [***] (the “[***] Provisional Application”), which is a Licensed Patent hereunder. If the Parties mutually determine to add any data generated from such experiments to the conversion of the [***] Provisional Application, then, effective as of the conversion of the [***] Provisional Application to an international, patent cooperation treaty (PCT) patent application (such updated and converted application the “[***] PCT Application”), University and Company shall each own an equal undivided interest in and to the [***] PCT Application and University shall license (effective as of the conversion of the [***] Provisional Application to the [***] PCT Application), to Company, its right, title and interest in and to the [***] PCT Application. Each Party shall execute such documents and take such other actions necessary to perfect such joint ownership at such time as such actions are needed. Each Party shall have the right to exploit its interest in the [***] PCT Application, without permission of or accounting to the other Party except as set forth in this Agreement or as otherwise agreed to in writing by the Parties. For clarity, as of the filing date of the [***] PCT Application, such application shall be deemed a Licensed Patent hereunder and University’s interest thereto shall be exclusively licensed to Company pursuant to Section 2.1.

14.
Section 5.4 of the Agreement shall be amended and restated as:

Company Information. Throughout the term of this Agreement, Company shall provide the names of, and sufficient contact information to identify, any Permitted Sublicensees within thirty (30) days of University’s written request. Upon University’s inquiry, Company will provide information on number of employees.

15.
All other terms and conditions of the Agreement shall remain in full force and effect.

16.
This Amendment No. 3 may be executed by facsimile, pdf, or duplicate originals, and may be executed in several counterparts, all of which taken together will constitute effective execution.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 3 effective as of the Amendment No. 3 Effective Date.

UNIVERSITY OF WASHINGTON	ICOSAVAX, INC.

By:	/s/ Dennis Hanson	By:	/s/ Dr. Cassia Cearley
Name:	Dennis Hanson	Name:	Dr. Cassia Cearley
Title:	Associate Director, UW CoMotion	Title	CBO
Date:	6/6/2022	Date:	6/5/2022